Prospectus supplement dated June 9, 2021
to the following prospectus(es):
BOA All American Annuity, M&T All American (M&T Variable Annuity Portfolio), America's marketFLEX II Annuity, America's marketFlex Edge Annuity, America's marketFLEX Advisor Annuity, and NLIC Options Premier prospectuses dated May 1, 2021
BOA America's Exclusive Annuity II and America's marketFLEX Annuity prospectuses dated May 1, 2016
BOA America's Income Annuity (IVA) prospectus dated May 1, 2014
BOA Choice Annuity prospectus dated May 1, 2013
Schwab Custom Solutions Variable Annuity prospectus dated May 1, 2010
BOA Last Survivorship II, BOA ChoiceLife Survivorship, BOA ChoiceLife Survivorship II, Next Generation Survivorship Life, BOA Protection Survivorship Life, BOA ChoiceLife Protection Survivorship Life, and Marathon VUL - Nationwide Life and Annuity Insurance Company prospectuses dated May 1, 2009
Nationwide Enterprise The Best of America Annuity (NEBA), BOA MSPVL, BOA MSPVL II, BOA Protection FPVUL, BOA ChoiceLife Protection FPVUL, Nationwide Options Select - New York, Nationwide Options Select NLAIC, Nationwide Life and Annuity Insurance Company Survivor Options Premier, Nationwide Life and Annuity Insurance Company Options Premier and NLIC Survivor Options Elite prospectuses dated May 1, 2008
NLIC Survivor Options Premier prospectus dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual fund as an investment option under the contract.
Effective on or about July 1, 2021, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Ivy Variable Insurance Portfolios – Asset Strategy: Class II	Ivy Variable Insurance Portfolios – Delaware Ivy Asset Strategy: Class II
PROS-0484
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